April 16, 2012

DREYFUS DYNAMIC ALTERNATIVES FUND, INC.

DREYFUS OPPORTUNITY FUNDS

- DREYFUS GLOBAL SUSTAINABILITY FUND

Supplement to Statement of Additional Information

dated May 1, 2011, as revised or amended August 1, 2011, September 1, 2011, October 1, 2011, December 1, 2011, February 1, 2012, March 1, 2012 and April 1, 2012

            The assets of Dreyfus Dynamic Alternatives Fund, Inc. (the “Dynamic Alternatives Fund”) were liquidated and the proceeds therefrom were distributed to the Dynamic Alternatives Fund shareholders as of the close of business on April 13, 2012.  Accordingly, shares of the Dynamic Alternatives Fund are no longer offered.

The assets of Dreyfus Global Sustainability Fund (the “Global Sustainability Fund”) were liquidated and the proceeds therefrom were distributed to the Global Sustainability Fund shareholders as of the close of business on April 13, 2012.  The Global Sustainability Fund has been terminated as a series of Dreyfus Opportunity Funds and, accordingly, shares of the Global Sustainability Fund are no longer offered.